UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-01209

Bridges Investment Fund, Inc.
(Exact name of registrant as specified in charter)

13333 California St., Ste. 500
 Omaha, NE 68154
(Address of principal executive offices) (Zip code)

Edson L. Bridges III
13333 California St., Ste. 500
 Omaha, NE 68154
(Name and address of agent for service)

(402) 397-4700
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2022

Date of reporting period:  December 31, 2022

Item 1. Reports to Stockholders.

(a)

Sixtieth

Annual Shareholder Report

2022

P.O. Box 542021 - Omaha, NE 68154
P: (402) 397-4700   F: (402) 397-1555   www.bridgesfund.com

(This Page Intentionally Left Blank.)

Contents of Report

Page 1	Shareholder Letter

Exhibit 1	Portfolio Transactions During the
Page 7	Period from July 1, 2022 through
December 31, 2022

Exhibit 2	Selected Historical Financial Information
Pages 9-10

Pages 11-12	Expense Example

Page 13	Allocation of Portfolio Holdings

Pages 14-28	Financial Statements and Report of
Independent Registered Public
Accounting Firm

Page 29	Privacy Policy

Pages 30-31	Additional Disclosures

MD&A 1–13	Management Discussion and Analysis

IMPORTANT NOTICES

Must be preceded or accompanied by a Prospectus.

Opinions expressed herein are those of Edson L. Bridges III and are subject to change. They are not guarantees and should not be considered investment advice.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk. Please refer to the Schedule of Investments for complete fund holdings.

The S&P 500 Index (S&P 500) is a broadly based unmanaged composite of 500 stocks which is widely recognized as representative of price changes for the U.S. equity market in general. You cannot invest directly in a specific index.

Free Cash Flow is a measure of financial performance calculated as operating cash flow minus capital expenditures. Free cash flow (FCF) represents the cash that a company is able to generate after laying out the money required to maintain or expand its asset base.

The Price-to-Earnings Ratio or P/E ratio is a ratio for valuing a company that measures its current share price relative to its per-share earnings.

Earnings growth for a Fund holding does not guarantee a corresponding increase in market value of the holding or the Fund.

Mutual fund investing involves risk. Principal loss is possible. Small and medium capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. The Fund invests in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods.

While the fund is no-load, management fees and other expenses still apply.

The Bridges Investment Fund is distributed by Quasar Distributors, LLC.

On or about December 30, 2022, the Fund was reorganized from a standalone structure (organized as a Nebraska corporation) into a newly-created series, Professionally Managed Portfolios.

January 9, 2023

Dear Shareholder:

Performance

Bridges Investment Fund had a total return of -28.75% for the one-year period ending December 31, 2022. By comparison, the S&P 500 had a total return of -18.11%. The Fund had annualized total returns of 4.30%, 7.61%, and 10.65% for the three, five and ten-year periods ending December 31, 2022, compared to total returns of 7.66%, 9.42%, and 12.56% for the S&P 500. Three, five, and ten-year periods are annualized. The Fund’s gross expense ratio is 0.72%, as stated in the Prospectus.

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance stated above. Performance data current to the most recent month end may be obtained by calling 866-934-4700.

Review of 2022 and Outlook for 2023

U.S stocks declined sharply in 2022 as interest rates rose during the year. The S&P 500 had a total return of -18.11%, the Russell 2000 had a total return of -20.46%, and the Nasdaq 100 had a total return of -32.38%.

The 10-year Treasury finished 2021 at 1.50%, and ended 2022 at 3.87%, as the Federal Reserve increased interest rates several times during the year in order to combat sharply higher inflation caused by the monetary and fiscal responses in 2020 and 2021 to the global pandemic.

Materially higher interest rates contracted equity valuations significantly during 2022; in our view, the sharp increase in interest rates during 2022 was the primary reason that stock prices experienced such broad, deep price declines during the year.

Equities are long duration assets – much of their value is embedded in their future cash flows. As such, equity valuations are very sensitive to changes in interest rates.

Equity valuations expanded gradually between 2011 and 2021, as the Fed’s quantitative easing pushed interest rates lower over the decade, culminating with the 10-year Treasury bottoming in the summer of 2021 at 0.50%, down from 3.30% at year-end 2010.

The P/E on the S&P 500 was 13.6x trailing twelve-month earnings at year-end 2011; it was 24.7x trailing earnings at year end 2021. The decline in stock prices during 2022 left the S&P 500 trailing P/E at 18.5x at year end 2022, a contraction in valuation of about 25%.

While 2022 saw many other macro risks impact capital markets, the most important factor causing the negative returns experienced by stocks in 2022 was the impact of rising interest rates on equity valuations.

Shareholder Letter	January 9, 2023

Investor concerns around inflation and the well-above trend pace of the economy peaked in mid-June of 2022, at which point the S&P 500 had declined 25% from year-end 2021.

In the second half of 2022, the market narrative transitioned from “the economy is running too hot” to “the Fed is destroying demand in order to curb inflation, and that could lead to a recession in 2023.” As recession concerns mounted in the second half of the year, the S&P 500 again reached -25% territory at the end of the third quarter, before recovering in the fourth quarter to finish the year down 18%. The risk of a major deceleration in corporate earnings replaced “persistently hot inflation” as the primary risk entering 2023.

While it is impossible to predict whether there will be a recession in 2023 or 2024, it does appear that the Fed’s tightening of interest rates is having the desired impact; inflation data is flattening out, and our concern in 2023 will be more around the pace and trajectory of corporate earnings growth, and less about inflation.

As such, we will continue to focus on owning high quality businesses in the Fund, ideally companies that are able to generate satisfactory business value growth over the long run, regardless of shorter-term economic conditions.

The decline in equity prices and valuations was substantial in 2022, but we believe that broad and deep stock price declines set the stage for better returns for equity investors over the next five to ten years.

At present, the S&P 500 trades at 3,895, down from 4,766 at year-end 2021. Consensus earnings estimates for the S&P 500 are for earnings of $225 per share in 2023, and $245 in 2024. We believe it is likely that earnings estimates for the S&P 500 will decline over the course of 2023, as continued Fed interest rate tightening and the higher interest rate environment combine to reduce aggregate economic demand, which slows the economy, placing pressure on corporate profits.

If earnings estimates for 2023 and 2024 decline 5% and 10% from current levels, the S&P 500 trades at 18.5X 2022 estimated earnings and 17.6x estimated 2023 earnings, valuations that we believe are close to “fair value,” assuming the ten-year Treasury yield is in a range of 3.0-4.5%.

If our estimate of “fair value” is in the ballpark, we would expect forward returns for the S&P 500 would be in the high single digits over the next five to ten years, which we believe is attractive relative to interest rates of 3.0-4.5%.

We expect 2023 will be characterized by continued elevated levels of stock price volatility, as investors grapple with higher inflation and the risks surrounding Fed tightening and a slowing economy. We would use periods of sharp downside stock price volatility as opportunities to add to or initiate positions in businesses that we believe offer attractive long-term total return potential.

History does provide support for the notion that stock prices will eventually recover, notwithstanding the current risks and challenges that equity investors face.

Since 1950, there have been seven occasions where the S&P 500 declined at least 25% in a calendar year, where subsequent five-year total return data is

Shareholder Letter	January 9, 2023

available (the S&P 500 declined more than 25% in 2020 and 2022, but five years have not yet passed). The average total return five years out from the date of the 25% decline was 111%.

Our Portfolio

The Fund’s portfolio continues to be comprised primarily of companies with strong balance sheets, high levels of profitability, and a demonstrated ability to grow business value over the long-term despite periodically challenging economic conditions.

The Fund’s ten largest individual stock holdings as of December 31, 2022, were:

Apple	10.4
Alphabet	8.1
MasterCard	8.1
Microsoft	7.1
Amazon	4.8
Visa	4.0
United Health	3.9
Old Dominion	3.5
Berkshire Hathaway	3.3
Thermo Fisher Scientific	2.5

The following table summarizes the changes we made in the Fund in 2022:

NEW BUYS:	ADDS:	TRIMS:	SELLS:

Aptar Group	Cable One	Adobe	Autodesk, Inc.
BWX Technologies	Chemed Corporation	Alphabet	Salesforce, Inc.
EOG Resources	Edwards Lifesciences	Apple	Starbucks
Intuitive Surgical	Sherwin-Williams	Berkshire Hathaway	Corporation
ServiceNow, Inc.	Company	Home Depot	Terminix Global
	TransUnion	IAA, Inc.	Holdings, Inc.
	Ulta Beauty	Intercontinental	Wells Fargo
Exchange, Inc.
MasterCard
Meta Platforms
NVIDIA
Old Dominion
Freight Line
Palo Alto Networks
S&P Global
SVB Financial Group
Union Pacific
Visa

The companies that were the most additive to the Fund’s return in 2022 included United Health, Old Dominion, Texas Pacific Land, Berkshire Hathaway, and Blackrock.

The companies that were the largest drag on the Fund’s return in 2022 included Amazon, SVB Financial, PayPal, Meta Platforms, and Apple.

Shareholder Letter	January 9, 2023

We believe the Fund’s holdings are both 1) well-positioned to grow their business value over the next several years, and 2) valued at levels that are reasonably attractive over the long run given our assessment of their quality, the durability of their competitive advantage, and their long-term business value growth potential.

From a valuation standpoint, we believe the Fund’s holdings are attractively valued looking out over the next several years. At present, the Fund’s portfolio trades at 21.0x estimated 2023 earnings and 19.7x estimated 2024 earnings, with a projected long-term annual earnings growth of 12-14%, which compares with the 17.4x 2023 P/E, 15,8x 2024 P/E, and 8-9% long term annual earnings growth projected for the S&P 500.

Investment Philosophy and Process

We continue to rely on our investment philosophy and investment process to provide a framework for our portfolio management of the Fund. Strong investment process is critical always, but especially within the context of challenging and volatile capital markets conditions.

Our investment philosophy is based on the notion that long-term investment in high quality, structurally advantaged businesses that are well-managed and that have opportunities for significant business value growth can provide shareholders with satisfactory long-term returns. We expect that over time, business value growth and share price performance should approximate each other: we seek to derive our investment return over the long run from being business owners, not from the fact that the businesses that we own are traded in the public equity market. We are “business dependent” for return, not “stock market dependent.” (We are aware that the businesses that we own “live” in the stock market, where stock price volatility can be far greater than “business value volatility,” which was very evident in 2022).

We seek to effectuate our investment philosophy through our investment process, which entails three core elements: quality (the higher the better), growth (the faster and more consistent, the better), and valuation (the lower the better, given the first two considerations).

We seek to own high quality businesses that have durable structural or competitive advantage, because we believe that high quality businesses with competitive advantage can deliver attractive returns over time, given a demonstrated ability to successfully exploit their competitive advantage. The returns those businesses generate result from a compounding of the returns that are generated on the capital our companies deploy over time.

We seek businesses that have significant long-term opportunities to grow, and a demonstrated ability to effectively convert growth opportunities into rising free cash flows over time.

Finally, we apply rigorous approaches to valuation in order to identify companies that are priced attractively from a long-term perspective given the quality and durability of their franchise and the size of their business growth opportunities.

Shareholder Letter	January 9, 2023

Our primary investment goal is to identify and own companies that have strong franchise characteristics and attractive valuation metrics, such that the business value growth that our companies generate over the long-term leads to positive shareholder returns.

A lengthy time horizon is critical to our approach, because it allows sufficient opportunity for our companies to compound business value at attractive rates, such that over time, share price can appropriately reflect growth in underlying business value.

Over time, we expect to benefit from our investment approach in two ways: 1) from an improvement in valuation, as our companies move from being undervalued relative to our appraisal of fair value toward our estimate of fair value (positive change in valuation), and 2) from the growth in our companies’ underlying business value over time, which is driven by increasing revenues, earnings, dividends, and free cash flow.

We believe that our investment approach should be effective over the long run, as stock prices tend to track underlying changes in business value over time. Periods of broad stock market weakness, such as 2022, create opportunities for us to identify attractive new equity investment candidates, and/or to add to existing holdings at attractive valuation levels in view of a multi-year or even a multi-decade investment horizon.

In 2022, many of the businesses that generated strong business value growth over the 2011-2021 time frame, and saw their valuations expand in view of their underlying financial performance during that period, materially underperformed the broader market. Primary examples in the Fund include Alphabet and Amazon.

Those companies were instrumental in driving material outperformance for the Fund from 2014-2021. In 2022, those same businesses were the source of much of the Fund’s underperformance, as their valuations contracted significantly as interest rates rose over the course of the year.

High quality businesses that grow at above average rates over time tend to have much of their value embedded in the out years – they are very long duration assets, and thus highly sensitive to changes in interest rates, which impacts the net present value of their future cash flows as interest rates fluctuate.

In our view, stock prices of long-duration businesses often fluctuate far more widely in the short run than changes in underlying long-term intrinsic value (which is driven by underlying growth in revenues, earnings, dividends, and free cash flow). Stock price outperformance that takes years to generate can evaporate in short periods of time when interest rates increase sharply, as was the case for many of the Fund’s larger holdings in 2022.

Our investment horizon remains decidedly long-term. We believe that a long-term investment horizon confers investors with significant competitive advantage. Essentially, we seek to invest capital based on our appraisal of where a company’s value might grow to, using reasonable assumptions, over the course of a decade.

Inherent in that appraisal are two key assumptions: 1) that company valuations eventually mean-revert over the very long-term, i.e., move from overvaluation or

Shareholder Letter	January 9, 2023

undervaluation toward a valuation level that is “fair” given a company’s quality, competitive advantage, fundamentals, and management, and 2) the market eventually “gets it right” and values companies reasonably close to “fair value.”

If we are correct that those two assumptions hold over time, we would expect that the negative price action of 2022 will eventually give way to better stock price performance for our companies over the fullness of time, as their valuations recover and normalize, and as their business value continues to grow on balance.

We are very grateful for your patience and support and your continued investment in Bridges Investment Fund.

Sincerely,

Edson L. Bridges III, CFA
President and Chief Executive Officer

Exhibit 1

BRIDGES INVESTMENT FUND, INC.

PORTFOLIO TRANSACTIONS
DURING THE PERIOD FROM
JULY 1, 2022 THROUGH DECEMBER 31, 2022
(Unaudited)

	Bought or	Held After
Securities	Received	Transactions
Common Stock Unless	$1,000 Par	$1,000 Par
Described Otherwise	Value (M)	Value (M)
	or Shares	or Shares

American Tower Corp.	15	5,500
AptarGroup, Inc.	12,000	19,000
BWX Technologies, Inc.	4,000	4,000
Cable One, Inc.	2,600	3,900
Chemed Corp.	200	4,000
Edwards Lifesciences Corp.	2,000	28,000
EOG Resources, Inc.	14,000	14,000
Generac Holdings, Inc.	6,020	18,000
IAA, Inc.	49,000	117,000
Intercontinental Exchange, Inc.	4,000	35,000
Intuitive Surgical, Inc.	4,500	4,500
Meta Platforms, Inc.	5,000	38,000
ServiceNow, Inc.	9,000	11,000
Sherwin Williams Co.	1,000	4,000
SVB Financial Group	2,500	14,500
Transunion	54,000	99,500
Ulta Beauty, Inc.	500	3,500

	Sold or	Held After
Securities	Exchanged	Transactions
Common Stock Unless	$1,000 Par	$1,000 Par
Described Otherwise	Value (M)	Value (M)
	or Shares	or Shares

Adobe Systems, Inc.	500	11,500
Alphabet, Inc.(1)	200	160,000
Apple, Inc.	24,261	139,739
AptarGroup, Inc.	7,000	12,000
Autodesk, Inc.	10,000	—
Berkshire Hathaway, Inc.	1,000	19,000
BlackRock, Inc.	800	4,200
Cable One, Inc.	2,100	1,800
Generac Holdings, Inc.	18,000	—

Exhibit 1
(Continued)

BRIDGES INVESTMENT FUND, INC.

PORTFOLIO TRANSACTIONS
DURING THE PERIOD FROM
JULY 1, 2022 THROUGH DECEMBER 31, 2022
(Unaudited)

	Sold or	Held After
Securities	Exchanged	Transactions
Common Stock Unless	$1,000 Par	$1,000 Par
Described Otherwise	Value (M)	Value (M)
	or Shares	or Shares

Home Depot, Inc.	2,000	11,000
IAA, Inc.	68,000	49,000
Intercontinental Exchange, Inc.	15,000	20,000
Mastercard, Inc.	7,400	40,600
Meta Platforms, Inc.	12,000	26,000
NVIDIA Corp.	9,000	28,000
Old Dominion Freight Line, Inc.	1,500	21,500
Palo Alto Networks, Inc.(2)	3,000	30,000
S&P Global, Inc.	1,000	12,000
Salesforce, Inc.	15,000	—
ServiceNow, Inc.	4,000	7,000
SVB Financial Group	3,500	11,000
Transunion	55,500	44,000
Union Pacific Corp.	2,950	20,050
Visa, Inc.	4,000	34,000
Wells Fargo Co.	75,000	—

(1)	Received 152,190 shares in a 20 for 1 Stock Split on 7/18/2022.
(2)	Received 22,000 shares in a 3 for 1 Stock Split on 9/14/2022.

Exhibit 2

BRIDGES INVESTMENT FUND, INC.

SELECTED HISTORICAL FINANCIAL INFORMATION
(Unaudited)

– – – – – – – – – Year End Statistics – – – – – – – – – –

Valuation	Net	Shares	Net Asset	Dividend/	Capital
Date	Assets	Outstanding	Value/Share	Share	Gains/Share
07-01-63	$109,000	10,900	$10.00	$—	$—
12-31-63	159,187	15,710	10.13	.07	—
12-31-64	369,149	33,643	10.97	.28	—
12-31-65	621,241	51,607	12.04	.285	.028
12-31-66	651,282	59,365	10.97	.295	—
12-31-67	850,119	64,427	13.20	.295	—
12-31-68	1,103,734	74,502	14.81	.315	—
12-31-69	1,085,186	84,807	12.80	.36	—
12-31-70	1,054,162	90,941	11.59	.37	—
12-31-71	1,236,601	93,285	13.26	.37	—
12-31-72	1,272,570	93,673	13.59	.35	.08
12-31-73	1,025,521	100,282	10.23	.34	.07
12-31-74	757,545	106,909	7.09	.35	—
12-31-75	1,056,439	111,619	9.46	.35	—
12-31-76	1,402,661	124,264	11.29	.38	—
12-31-77	1,505,147	145,252	10.36	.428	.862
12-31-78	1,574,097	153,728	10.24	.481	.049
12-31-79	1,872,059	165,806	11.29	.474	.051
12-31-80	2,416,997	177,025	13.65	.55	.0525
12-31-81	2,315,441	185,009	12.52	.63	.0868
12-31-82	2,593,411	195,469	13.27	.78	.19123
12-31-83	3,345,988	229,238	14.60	.85	.25
12-31-84	3,727,899	278,241	13.40	.80	.50
12-31-85	4,962,325	318,589	15.58	.70	.68
12-31-86	6,701,786	407,265	16.46	.688	.86227
12-31-87	7,876,275	525,238	15.00	.656	1.03960
12-31-88	8,592,807	610,504	14.07	.85	1.10967
12-31-89	10,895,182	682,321	15.97	.67	.53769
12-31-90	11,283,448	744,734	15.15	.67	.40297
12-31-91	14,374,679	831,027	17.30	.66	.29292
12-31-92	17,006,789	971,502	17.51	.635	.15944
12-31-93	17,990,556	1,010,692	17.80	.6225	.17075
12-31-94	18,096,297	1,058,427	17.10	.59	.17874
12-31-95	24,052,746	1,116,620	21.54	.575	.19289
12-31-96	29,249,488	1,190,831	24.56	.55	.25730
12-31-97	36,647,535	1,262,818	29.02	.5075	.30571
12-31-98	48,433,113	1,413,731	34.26	.44	2.11648

Exhibit 2
(Continued)

BRIDGES INVESTMENT FUND, INC.

SELECTED HISTORICAL FINANCIAL INFORMATION
(Unaudited)

– – – – – – – – – Year End Statistics – – – – – – – – – –

Valuation	Net	Shares	Net Asset	Dividend/	Capital
Date	Assets	Outstanding	Value/Share	Share	Gains/Share
12-31-99	$69,735,684	1,508,154	$46.24	$.30	$.91088
12-31-00	71,411,520	1,850,301	38.59	.40	.80880716
12-31-01	60,244,912	1,940,494	31.05	.26	—
12-31-02	45,854,541	1,989,769	23.05	.20	—
12-31-03	62,586,435	2,016,560	31.04	.24	—
12-31-04	74,281,648	2,230,038	33.31	.305	—
12-31-05	80,715,484	2,305,765	35.01	.2798	—
12-31-06	82,754,479	2,336,366	35.42	.2695	—
12-31-07	77,416,617	2,258,380	34.28	.2364	2.5735
12-31-08	49,448,417	2,257,410	21.91	.2603	—
12-31-09	67,435,343	2,303,377	29.28	.17	—
12-31-10	75,014,486	2,307,301	32.51	.126	—
12-31-11	73,779,028	2,266,478	32.55	.1586	—
12-31-12	83,361,384	2,256,216	36.95	.207	—
12-31-13	110,155,511	2,335,264	47.17	.2408	1.62945
12-31-14	122,102,388	2,463,893	49.56	.265	1.71490
12-31-15	116,368,311	2,378,851	48.92	.2725	.5244
12-31-16	122,877,447	2,381,534	51.60	.2929	.47505
12-31-17	144,610,324	2,387,530	60.57	.2033	2.11478
12-31-18	151,571,438	2,640,626	57.40	.2798	.6652
12-31-19	195,797,767	2,681,440	73.02	.2876943	2.43694
12-31-20	238,235,025	2,684,955	88.73	.08	3.38466
12-31-21	270,123,997	2,589,329	104.32	.00	7.10484
12-31-22	175,051,899	2,513,560	69.64	.00	5.01057

BRIDGES INVESTMENT FUND, INC.

EXPENSE EXAMPLE

DECEMBER 31, 2022
(Unaudited)

As a shareholder of the Bridges Investment Fund, Inc., you incur ongoing costs, including management fees; services fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (July 1, 2022 – December 31, 2022).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses.  Although the Fund charges no sales load or transactions fees, you will be assessed fees for outgoing wire transfers (including redemption requests), returned checks or stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent.  To the extent that the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which a Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example below.  The example includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Fund and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	July 1, 2022 –
	July 1, 2022	December 31, 2022	December 31, 2022
Actual	$1,000.00	$ 966.00	$3.87
Hypothetical
(5% annualized return
before expenses)	$1,000.00	$1,021.27	$3.97

*	Expenses are equal to the Fund’s annualized expense ratio of 0.78%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

BRIDGES INVESTMENT FUND, INC.

ALLOCATION OF PORTFOLIO HOLDINGS

PERCENTAGE OF TOTAL INVESTMENTS

DECEMBER 31, 2022
(Unaudited)

COMPONENTS OF PORTFOLIO HOLDINGS

Common Stocks	$173,403,126
Short-Term Investments	1,922,146
Total	$175,325,272

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2022

Title of Security	Shares	Cost	Value
COMMON STOCKS - 99.06%

Administrative and Support Services - 14.95%
MasterCard, Inc. - Class A	40,600	$671,436	$14,117,838
PayPal Holdings, Inc. (a)	35,000	871,561	2,492,700
TransUnion	44,000	2,714,756	2,497,000
Visa, Inc. - Class A	34,000	734,530	7,063,840
		$4,992,283	$26,171,378

Ambulatory Health Care Services - 1.39%
Alcon, Inc. - ADR	35,500	$2,087,585	$2,433,525

Broadcasting (except Internet) - 0.73%
Cable One, Inc.	1,800	$1,375,436	$1,281,348

Building Material and Garden
Equipment and Supplies Dealers - 3.81%
Home Depot, Inc.	11,000	$1,466,587	$3,474,460
Lowe’s Companies, Inc.	16,000	1,631,716	3,187,840
		$3,098,303	$6,662,300

Chemical Manufacturing - 0.54%
The Sherwin-Williams Co.	4,000	$952,009	$949,320

Computer and Electronic
Product Manufacturing - 23.32%
Alphabet, Inc. - Class A (a)	80,000	$847,060	$7,058,400
Alphabet, Inc. - Class C (a)	80,000	841,328	7,098,400
Apple, Inc.	139,739	517,146	18,156,287
NVIDIA Corp.	28,000	1,472,836	4,091,920
Thermo Fisher Scientific, Inc.	8,000	1,773,523	4,405,520
		$5,451,893	$40,810,527

Credit Intermediation and
Related Activities - 3.74%
JPMorgan Chase & Co.	30,000	$1,721,192	$4,023,000
SVB Financial Group (a)	11,000	2,118,905	2,531,540
		$3,840,097	$6,554,540

See accompanying Notes to the Financial Statements.

ADR	American Depositary Receipt
Percentages are stated as a percent of net assets.
(a)	Non-Income Producing.

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS
(Continued)

DECEMBER 31, 2022

Title of Security	Shares	Cost	Value
COMMON STOCKS (Continued)

Fabricated Metal Product
Manufacturing - 0.13%
BWX Technologies, Inc.	4,000	$224,335	$232,320

Food Services and Drinking Places - 0.77%
Casey’s General Stores, Inc.	6,000	$989,889	$1,346,100

Health and Personal Care Stores - 0.94%
Ulta Beauty, Inc. (a)	3,500	$1,335,330	$1,641,745

Insurance Carriers and
Related Activities - 9.51%
Berkshire Hathaway, Inc. - Class B (a)	19,000	$602,613	$5,869,100
The Progressive Corp.	30,000	2,368,209	3,891,300
UnitedHealth Group, Inc.	13,000	3,145,098	6,892,340
		$6,115,920	$16,652,740

Merchant Wholesalers,
Durable Goods - 1.12%
IAA, Inc. (a)	49,000	$1,786,179	$1,960,000

Miscellaneous Manufacturing - 1.88%
Edwards Lifesciences Corp. (a)	28,000	$2,018,376	$2,089,080
Intuitive Surgical, Inc. (a)	4,500	1,067,051	1,194,075
		$3,085,427	$3,283,155

Nonstore Retailers - 4.80%
Amazon.com, Inc. (a)	100,000	$1,231,664	$8,400,000

Oil and Gas Extraction - 1.04%
EOG Resources, Inc.	14,000	$1,529,436	$1,813,280

Other Information Services - 1.79%
Meta Platforms, Inc. - Class A (a)	26,000	$2,539,072	$3,128,840

Plastics and Rubber
Products Manufacturing - 0.75%
AptarGroup, Inc.	12,000	$1,272,085	$1,319,760

See accompanying Notes to the Financial Statements.

Percentages are stated as a percent of net assets.
(a)	Non-Income Producing.

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS
(Continued)

DECEMBER 31, 2022

Title of Security	Shares	Cost	Value
COMMON STOCKS (Continued)

Professional, Scientific &
Technical Services - 4.32%
IQVIA Holdings, Inc. (a)	3,250	$616,405	$665,893
Palo Alto Networks, Inc. (a)	30,000	2,137,697	4,186,200
ServiceNow, Inc. (a)	7,000	2,589,856	2,717,890
		$5,343,958	$7,569,983

Publishing Industries
(except Internet) - 9.33%
Adobe, Inc. (a)	11,500	$3,284,902	$3,870,095
Microsoft Corp.	52,000	6,470,468	12,470,640
		$9,755,370	$16,340,735

Rail Transportation - 2.37%
Union Pacific Corp.	20,050	$606,981	$4,151,754

Real Estate - 0.67%
American Tower Corp.	5,500	$1,235,930	$1,165,230

Securities, Commodity Contracts,
and Other Financial Investments
and Related Activities - 7.67%
BlackRock, Inc.	4,200	$1,150,060	$2,976,246
Chemed Corp.	4,000	1,880,022	2,041,720
Intercontinental Exchange, Inc.	20,000	1,921,792	2,051,800
S&P Global, Inc.	12,000	2,150,382	4,019,280
Texas Pacific Land Corp.	1,000	810,904	2,344,230
		$7,913,160	$13,433,276

Truck Transportation - 3.49%
Old Dominion Freight Line, Inc.	21,500	$1,965,465	$6,101,270
TOTAL COMMON STOCKS		$68,727,808	$173,403,126

See accompanying Notes to the Financial Statements.

Percentages are stated as a percent of net assets.
(a)	Non-Income Producing.

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS
(Continued)

DECEMBER 31, 2022

Title of Security	Shares	Cost	Value
SHORT-TERM INVESTMENTS - 1.10%

Mutual Funds - 1.10%
First American Treasury Obligations
Fund - Class X 4.19% (b)	1,922,146	$1,922,146	$1,922,146
TOTAL SHORT-TERM INVESTMENTS		$1,922,146	1,922,146

TOTAL INVESTMENTS - 100.16%		$70,649,954	$175,325,272

LIABILITIES IN EXCESS
OF OTHER ASSETS - (0.16)%			(273,373)
TOTAL NET ASSETS - 100.00%			$175,051,899

See accompanying Notes to the Financial Statements.

Percentages are stated as a percent of net assets.
(b)	The rate shown is the annualized seven day yield as of December 31, 2022.

BRIDGES INVESTMENT FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2022

ASSETS:
Investments in securities, at fair value (cost: $70,649,954)	$175,325,272
Receivables
Fund shares issued	18,120
Dividends and interest	26,441
Prepaid expenses	15,953

TOTAL ASSETS:	$175,385,786

LIABILITIES:
Payables
Payable for capital shares redeemed	$1,000
Payable to Adviser	246,891
Accrued expenses	52,491
Administration expense	33,505

TOTAL LIABILITIES:	$333,887

TOTAL NET ASSETS	$175,051,899

NET ASSETS CONSIST OF:
Capital Stock	$68,977,595
Total distributable earnings	106,074,304

TOTAL NET ASSETS	$175,051,899

SHARES OUTSTANDING
($0.0001 par value; 100,000,000 shares authorized)	2,513,560

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$69.64

See accompanying Notes to the Financial Statements.

BRIDGES INVESTMENT FUND, INC.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2022

INVESTMENT INCOME:
Dividend income(1)	$1,395,528
Interest income	25,652

Total investment income	$1,421,180

EXPENSES:
Advisory fees	$1,049,092
Administration fees	194,973
Dividend disbursing and transfer agent fees	80,718
Fund accounting fees	66,135
Independent director’s expenses and fees	72,500
Other	59,818
Professional services	48,619
Printing and supplies	27,755
Custody fees	26,584

Total expenses	$1,626,194

NET INVESTMENT LOSS:	$(205,014)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	$10,585,699
Net change in unrealized appreciation of investments	(86,564,264)

NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS:	$(75,978,565)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(76,183,579)

(1)	Net of withholding taxes of $1,030.

See accompanying Notes to the Financial Statements.

BRIDGES INVESTMENT FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	Year Ended	Year Ended
	December 31,	December 31,
	2022	2021
OPERATIONS:
Net investment loss	$(205,014)	$(321,972)
Net realized gain on investments	10,585,699	25,853,948
Net change in unrealized
appreciation of investments	(86,564,264)	34,464,914

Net increase (decrease) in net assets
resulting from operations	$(76,183,579)	$59,996,890

Distributions to shareholders:
Distributions to shareholders	(12,288,326)	(18,022,549)

Capital Share Transactions:
Net increase (decrease) in net assets
from capital share transactions	(6,600,193)	(10,085,369)

Total Increase (Decrease) in net assets	$(95,072,098)	$31,888,972

NET ASSETS:
Beginning of the Year	$270,123,997	$238,235,025
End of the Year	$175,051,899	$270,123,997

See accompanying Notes to the Financial Statements.

BRIDGES INVESTMENT FUND, INC.

FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout the year

	Years Ended December 31,
	2022		2021	2020	2019	2018
Net asset value,
beginning of year	$104.32		$88.73	$73.02	$57.40	$60.57

Income from investment operations:
Net investment income/(loss)(1)	(0.08)		(0.12)	0.03	0.28	0.29
Net realized and unrealized
gain/(loss) on investments	(29.59)		22.81	19.14	18.06	(2.51)
Total from
investment operations	(29.67)		22.69	19.17	18.34	(2.22)

Less dividends and distributions:
Dividends from net
investment income	—		—	(0.08)	(0.29)	(0.28)
Dividends from net
realized (loss)	(5.01)		(7.10)	(3.38)	(2.43)	(0.67)
Total distributions	(5.01)		(7.10)	(3.46)	(2.72)	(0.95)

Net asset value, end of year	$69.64		$104.32	$88.73	$73.02	$57.40

Total return	(28.75)%		25.93%	26.44%	32.13%	(3.76)%

Supplemental data and ratios:
Net assets, end of period
(in thousands)	$175,052		$270,124	$238,235	$195,798	$151,571
Ratio of net expenses to
average net assets:	0.77%		0.72%	0.77%	0.79%	0.77%
Ratio of net investment
income/(loss) to
average net assets:	(0.10)%		(0.12)%	0.05%	0.42%	0.40%
Portfolio turnover rate	10.9	%(2)	9.2%	8.9%	16.9%	2.8%

See accompanying Notes to the Financial Statements.

(1)	Net investment income per share is calculated using the ending balances prior to consideration of adjustment for permanent book-to-tax differences.
(2)	Portfolio turnover rate excludes in-kind transactions.

BRIDGES INVESTMENT FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2022

(1)	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Bridges Investment Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company.  The primary investment objective of the Fund is long-term capital appreciation.  In pursuit of that objective, the Fund invests primarily in common stocks.  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

A.	Investments –

Security transactions are recorded on trade date.  Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.  Discount and premium on fixed income securities is accreted or amortized into interest income using the effective interest method.  Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The net realized gain (loss) from the sales of securities is determined for income tax and accounting purposes on the basis of the cost of specific securities.

Securities owned are reflected in the accompanying Statement of Assets and Liabilities and the Schedule of Investments at fair value based on quoted market prices. Bonds and other fixed-income securities (other than repurchase agreements and demand notes) are valued using market quotations or a matrix method provided by an independent pricing service.  Other securities traded on a national securities exchange are valued at the last reported sale price at the close of regular trading on each day the exchange is open for trading. Securities listed on the NASDAQ National Market System for which market quotations are readily available are valued using the NASDAQ Official Closing Price (“NOCP”).  If no sales were reported on that day, quoted market price represents the closing bid price.

Investments in registered open-end management investment companies will be valued based upon the Net Asset Value (“NAV”) of such investments and are categorized as Level 1 of the fair value hierarchy.

Securities for which prices are not readily available are valued by the Fund’s valuation committee (the “Valuation Committee”) at a fair value determined in good faith under procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

Effective September 8, 2022 and pursuant to the requirements of Rule 2a-5, the Board designated the Adviser as its valuation designee to perform fair value determinations and approved new valuation procedures for the Fund. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the valuation designee pursuant to procedures established under the general supervision and responsibility of the Funds’ Board of Trustees and will be classified as Level 3 assets.

B.	Federal Income Taxes –

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code applicable to Regulated Investment Companies (“RICs”) to distribute all of its taxable income to shareholders.  Therefore, no Federal income tax provision for the Fund is required.  Under applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains earned on foreign securities.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These timing differences are primarily due to differing book and tax treatments for losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.  In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the Fund.  The Fund has reclassified the components of its capital accounts for the year ended December 31, 2022, by decreasing total distributable earnings by $4,528,820 and increasing capital stock by $4,528,820.  These reclassifications have no effect on net assets or NAV per share and are primarily due to differing book to tax treatments for in-kind transactions and net operating losses.

The Fund has not recorded any liability for material unrecognized tax benefits as of December 31, 2022.  It is the Fund’s policy to recognize accrued interest and penalties related to uncertain benefits in income tax expense as appropriate on the Statement of Operations.

C.	Distribution To Shareholders –

The Fund records and distributes net investment income, if any, to shareholders on a quarterly basis on the ex-dividend date.  Distribution of net realized gains, if any, are recorded and made on an annual basis to shareholders on the ex-dividend date.

D.	Use of Estimates –

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in Net Assets from operations during the reporting period.  Actual results could differ from those estimates.

E.	Fair Value Measurements –

GAAP defines fair value as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.  A three-tier hierarchy is used to maximize the use of observable market data “inputs” and minimize the use of unobservable “inputs” and to establish classification of fair value measurements for disclosure purposes.  Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk.  Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity.  Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.  The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical investments.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The valuation techniques used by the Fund to measure fair value for the year ended December 31, 2022, maximized the use of observable inputs and minimized the use of unobservable inputs.  During the year ended December 31, 2022, no securities held by the Fund were deemed Level 3.

The following is a summary of the inputs used as of December 31, 2022, in valuing the Fund’s investments carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments
Common Stocks	$173,403,126	$—	$—	$173,403,126
Short-Term Investments	1,922,146	—	—	1,922,146
Total Investments
in Securities	$175,325,272	$—	$—	$175,325,272

Refer to the Schedule of Investments for further information on the classification of investments.

(2)	INVESTMENT ADVISORY CONTRACT AND OTHER TRANSACTIONS WITH AFFILIATES

Under an Investment Advisory Contract, Bridges Investment Management, Inc. (the “Investment Adviser”) furnishes investment advisory services for the Fund.  In return, the Fund has agreed to pay the Investment Adviser a management fee computed on a quarterly basis at the rate of 1/8 of 1% of the average month-end NAV of the Fund during the quarter, equivalent to 1/2 of 1% per annum.  Certain officers and directors of the Fund are also officers and directors of the Investment Adviser.  These officers do not receive any compensation from the Fund other than that which is received indirectly through the Investment Adviser.  For the year ended December 31, 2022, the Fund incurred $1,049,092 in advisory fees.

The contract between the Fund and the Investment Adviser provides that total expenses of the Fund in any year, exclusive of taxes, but including fees paid to the Investment Adviser, shall not exceed, in total, a maximum of 1 and 1/2% of the average month end NAV of the Fund for the year.  Amounts, if any, expended in excess of this limitation are reimbursed by the Investment Adviser as specifically identified in the Investment Advisory Contract.  There were no amounts reimbursed during the year ended December 31, 2022.

The Fund has entered into a Board-approved contract with the Investment Adviser in which the Investment Adviser acts as primary administrator to the Fund at an annual rate of $42,000, through quarterly payments of $10,500. U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, acts as sub-administrator to the Fund.  These administrative expenses are combined as Administration fees on the Statement of Operations.  As of December 31, 2022, $10,500 was due to the Investment Adviser for its services as primary administrator, which is included in the Accrued expenses on the Statement of Assets and Liabilities.

(3)	SECURITY TRANSACTIONS

The cost of long-term investment purchases during the year ended December 31, 2022 was:

2022
Non U.S. government securities	$23,082,683

Net proceeds from sales of long-term investments during the year ended December 31, 2022 was:

2022
Non U.S. government securities	$37,376,183

There were no long-term U.S. government transactions for the year ended December 31, 2022.

The value of in-kind security transactions during the year ended December 31, 2022 was:

Subscriptions	$—
Redemptions	$4,963,487

The realized gains and losses of the in-kind security transactions was $4,733,858.

(4)	NET ASSET VALUE

The NAV per share is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding, and represents the effective price for all subscriptions and redemptions.

(5)	CAPITAL STOCK

Shares of capital stock issued and redeemed during the years ended December 31, 2022 and 2021, were as follows:

	2022	2021
Shares sold	83,296	51,580
Shares issued to shareholders in
reinvestment of net investment income	76,390	81,887
	159,686	133,467
Shares redeemed	(235,455)	(229,093)
Net decrease	(75,769)	(95,626)

Value of capital stock issued and redeemed during the years ended December 31, 2022 and 2021, were as follows:

	2022	2021
Net proceeds from shares sold	$6,567,356	$4,953,713
Reinvestment of distributions	5,680,347	8,179,725
	12,247,703	13,133,438
Cost of shares redeemed	(18,847,896)	(23,218,807)
Net increase/decrease	$(6,600,193)	$(10,085,369)

(6)	DISTRIBUTIONS TO SHAREHOLDERS

On December 2, 2022 the Fund declared and paid a long-term capital gain distribution of $5.01057 per share to shareholders of record on December 1, 2022.

(7)	FEDERAL INCOME TAX INFORMATION

The tax character of distributions during the years ended December 31, 2022 and 2021 were as follows:

	Ordinary	Long-Term
	Income	Capital Gain
12/31/22	$—	$12,288,327
12/31/21	$—	$18,022,549

As of December 31, 2022, the components of the tax basis cost of investments and net unrealized appreciation were as follows:

Federal tax cost of investments	$71,415,711
Unrealized appreciation	$105,060,551
Unrealized depreciation	(1,150,990)
Net unrealized appreciation	$103,909,561

The differences between book and tax-basis unrealized appreciation (depreciation) are attributable to the tax deferral of losses on wash sales.

As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:

Net unrealized appreciation	$103,909,561
Undistributed ordinary income	—
Undistributed long term gains	2,164,743
Other accumulated gain/(loss)	—
Total distributable earnings	$106,074,304

As of December 31, 2022, the Fund did not have any capital loss carryovers.

(8)	SUBSEQUENT EVENTS

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Based on this evaluation, the below disclosures were required for these financial statements.

1.) On December 7,2022, the Fund held a special meeting of shareholders and at such meeting, Fund shareholders approved the Agreement and Plan of Reorganization whereby the Fund would reorganize from a standalone structure (organized as a Nebraska corporation) (the “Reorganization”) and move into a newly-created series of Professionally Managed Portfolios – to be referred to as the Bridges Investment Fund®. The Reorganization is structured as a tax-free reorganization for federal tax purposes. The Reorganization was effective January 3, 2023. See Management Discussion And Analysis for details.

2.) In addition, effective January 3, 2023, the Adviser has contractually agreed to waive a portion or all of its management fees and pay Fund expenses (excluding any front-end or contingent deferred loads, taxes, interest expenses, brokerage commissions, acquired fund fees and expenses (“AFFE”), expenses incurred in connection with any merger or reorganization and extra ordinary expenses such as litigation) in order to limit Net Annual Fund Operating Expenses to 1.05% of average daily net assets of the Fund (the “expense Cap”). The Adviser will incur all costs of the Reorganization.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Bridges Investment Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Bridges Investment Fund, Inc. (the “Fund”) as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2011.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
February 24, 2023

PRIVACY POLICY NOTICE
(Unaudited)

Protecting your privacy is important to Bridges Investment Fund, Inc. and our employees. We want you to understand what information we collect and how we use it. In order to provide our shareholders with a broad range of financial products and services as effectively and conveniently as possible, we use technology to manage and maintain shareholder information. The following policy serves as a standard for all Bridges Investment Fund, Inc. employees for the collection, use, retention, and security of nonpublic personal information.

What Information We Collect

In order to serve you better, we may collect nonpublic personal information about you from the following sources:

•	Information we receive from you in connection with opening an account or establishing and maintaining a shareholder relationship with us, whether in writing or oral;

•	Information about your transactions with us or our affiliates; and

•	Information we receive from third parties such as your accountants, attorneys, life insurance agents, family members, financial institutions, custodians, trustees and credit bureaus.

“Nonpublic personal information” is nonpublic information about you that we obtain in connection with providing a financial product or service to you. For example, nonpublic personal information includes the contents of your application, account balance, transaction history and the existence of a relationship with us.

What Information We Disclose

We do not disclose any nonpublic personal information about you to anyone, except as permitted by law. We are permitted to disclose nonpublic personal information about you to other third parties in certain circumstances. For example, we may disclose nonpublic personal information about you to third parties to assist us in servicing your account with us.

If you decide to close your account(s) or become an inactive shareholder, we will adhere to the privacy policies and practices as described in this notice.

Our Security Procedures

We also take steps to safeguard shareholder information. We restrict access to your personal and account information to those who need to know that information to provide products and services to you. Violators of these standards will be subject to disciplinary measures. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

ADDITIONAL DISCLOSURES

INVESTMENT ADVISORY AGREEMENT DISCLOSURE (Unaudited)

As required by the terms of the investment advisory agreement, the Fund’s Independent Board members vote for the continuance of the agreement no less than annually. On May 17, 2022, the Fund’s investment advisory agreement with Bridges Investment Management, Inc. (BIM) was approved by the Independent Board for a period commencing on July 31, 2022.  The investment advisory agreement terminated on the date of the Reorganization (described below).

In approving the continuance of the investment advisory agreement, the independent directors of the Fund were asked to take the following factors into consideration:

•	The nature, extent, and quality of the services to be provided by the investment adviser;

•	The comparative investment performance of the Fund and the investment adviser;

•	The costs of the services to be provided and profits to be realized by the investment adviser and its affiliates from the relationship with the Fund;

•	The extent to which economies of scale would be realized as the Fund grows;

•	Whether the fee levels reflect these economies of scale for the benefit of Fund investors; and

•	Whether the Board relied upon comparisons of the services to be rendered and the amounts to be paid under the Investment Advisory Contact with those under other similar investment advisory contracts.

With respect to BIM’s financial resources, BIM provided the Fund’s Board of Directors information showing (as of December 31, 2021) total assets of $28,292,699 no long-term debt, and total shareholders’ equity of $23,982,609 with a current ratio (current assets to current liabilities) of 2.55x and an equity to total assets ratio of 84.77%.

The directors reviewed and focused on the Fund’s past performance and operations in their evaluation and decision. Based on information gathered from a leading mutual fund evaluator, the Fund directors compared the Fund’s performance criteria to funds with similar investment objectives. The total fund comparison universe varied depending on the time frame of the comparison and other investment parameters included, but with respect to funds with a growth investment objective, the performance of this group and the S&P 500 is presented below.

	1 Year	3 Years	5 Years
Average Growth Fund	5.75	18.74	17.65
S&P 500	15.65	18.92	16.25
Bridges Investment Fund	12.26	19.37	15.99

The Fund directors reviewed the asset allocation of the Fund, including the percentage of Fund assets invested in stocks (99.17% as of March 31, 2022) cash and cash equivalents (0.83% as of March 31, 2022) and bonds (0.00% as of March 31, 2022)

They also reviewed a number of current ratios for the Fund’s portfolio, including the current price/earnings ratio of Fund stocks (27.26x as of March 31, 2022) price/cash flow ratio (18.05x) and price/book ratio (5.69x), as well as the Fund’s turnover ratio, which was at 9.2% for the trailing twelve months. The directors also reviewed the Fund’s expense ratio, which was 0.72% for the period ending March 31, 2022, compared to an average of 0.95% for a peer group of funds selected as the comparison group.

The Fund Board also reviewed the extent to which economies of scale would be realized as the Fund grows, and the expected impact of any growth in Fund assets on the Fund’s fee structure, including fees and expenses which are not directly related to the size of the Fund, and provisions in agreements with service providers which carry a lower basis charge if the Fund asset base increases.

With respect to the Fund’s compliance program, the Fund directors were provided information concerning both the historical practices to ensure compliance by Fund personnel, as well as current actions taken to strengthen the Fund’s compliance structure.

The Board of Directors noted that Edson L. Bridges III has more than 39 years of experience with the Fund’s portfolio and thus is very familiar with the Fund’s history and operations. The Board of Directors further noted that Edson L. Bridges III has been responsible for the day-to-day management of the Fund’s portfolio since April 11, 1997, with Brian Kirkpatrick as the back-up person in this position.

At each Board of Directors meeting since 1995, the Board has reviewed the brokerage commissions and fees paid with respect to all securities transactions undertaken for the Fund’s portfolio during the prior three-month period for the cost efficiency of the services provided by the brokerage firms involved, all of which brokerage firms are non-affiliated with the Fund and BIM. The actions taken by Management with respect to portfolio transactions and commission levels have been approved by the Board of Directors.

On December 7, 2022, the Fund held a special meeting of shareholders, and at such meeting, Fund shareholders approved the Agreement and Plan of Reorganization whereby the Fund would reorganize from a standalone structure (organized as a Nebraska corporation) (the “Reorganization”) and move into a newly-created series of Professionally Managed Portfolios – to be referred to as the Bridges Investment Fund®. The Reorganization is structured as a tax-free reorganization for federal tax purposes. The Inspector of Elections reported that of the 2,480,788.460 shares outstanding and available to vote as of the close of business on October 19,2022: 1,568,798.349 shares were present in person or by proxy, and of those shares 1,541,583.485 shares or 98.265% voted in favor (representing 62.141% of total outstanding shares), 25,539.574 shares or 1.628% voted against (representing 1.029% of total outstanding shares), and 1,675.290 shares or 0.107% abstained or withheld from voting (representing 0.068% of total outstanding shares), which abstentions are also treated as a vote against the proposal. The Reorganization commenced after the close of business on December 30,2022.

In conjunction with the Reorganization and effective January 3, 2023, Bridges Investment Management, Inc. entered into an Investment Advisory Agreement with Professionally Managed Portfolios (PMP), a Massachusetts business trust on behalf of the series, Bridges Investment Fund®, for a period of two (2) years unless sooner terminated. This new advisory agreement will continue in effect thereafter for additional periods not exceeding one (1) year so long as such continuation is approved at least annually by (i) the Board of Trustees of PMP or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Trustees of the Trust who are parties to this agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings set forth in the Investment Company Act.”

MANAGEMENT’S DISCUSSION AND ANALYSIS
(Unaudited)
Introduction

The following information is provided in response to Item 27 in the Form N-1A to be filed annually under the Investment Company Act of 1940 with the Securities and Exchange Commission in Washington, D.C. The Form N-1A prescribes certain information that is to be included in the Prospectus for the Fund.

Item 27(b)(3)

The Directors, as a group, were paid a total of $72,500 by Bridges Investment Management, Inc. for their attendance at Audit and Administration/Nominating Committee meetings in addition to Board of Directors and Independent Board meetings held during 2022. These fees were reimbursed by the Fund in the calendar quarter that followed the date such payment was made.

The Officers, as a group, were not paid any compensation by the Fund for their services during 2022. During the most recent fiscal year ended December 31, 2022, the Fund paid its investment adviser, Bridges Investment Management, Inc., $1,049,092 in fees under the investment advisory contract. In connection with the Reorganization described below, Bridges Investment Management, Inc. will continue to serve as the investment adviser with the same portfolio management team, and there will be no changes to the Fund’s advisory fee.

Item 27(b)(5)

Officers and Directors

The Board is responsible for managing the Fund’s business affairs and for exercising all the Fund’s powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). In addition, the Fund’s Statement of Additional Information includes additional information about Fund directors and is available, from the Fund’s website at http://www.bridgesfund.com or by calling 1.800.939.8401.

On December 7, 2022, the Fund held a special meeting of shareholders, and at such meeting, Fund shareholders approved the Agreement and Plan of Reorganization whereby the Fund would reorganize from a standalone structure (organized as a Nebraska corporation) (the “Reorganization”) and move into a newly-created series of Professionally Managed Portfolios – to be referred to as the Bridges Investment Fund® (the “Acquiring Fund”). The Reorganization commenced after the close of business on December 30, 2022. In connection with the Reorganization, the Fund agreed to dissolve and liquidate. Each of the current Fund Officers and Directors shall serve until the Fund is dissolved in February 2023.

**The determination of an interested person is based on the definition in Section 2(a)(19) of the Investment Company Act of 1940, and Securities and Exchange Commission Release (Release No. IC-24083, dated October 14, 1999), providing additional guidance to investment companies about the types of professional and

MD&A–2

business relationships that may be considered to be material for purposes of Section 2(a)(19). Interested persons include a director or officer of the Fund who has a significant or material business or professional relationship with the Fund’s investment adviser, Bridges Investment Management, Inc. Those individuals who are not “interested persons” are disinterested persons for this disclosure. Bridges Investment Fund, Inc. considers these proposed Board members to be “independent directors” exercising care, diligence and good business judgement with respect to the governance of the Fund.**

Item 27(e)(4)

Liquidity Risk Management Program

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources. The Board approved the appointment of a Liquidity Administration Committee, which includes representatives from Bridges Investment Management, Inc., the Fund’s investment adviser.

The Liquidity Administration Committee is responsible for the program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the program’s operation and effectiveness. The Liquidity Administration Committee, using data gathered since it had last presented to the Board of Directors at its meeting on November 16, 2021, found nothing new or out of the ordinary as it made its presentation to them at their November 15, 2022 meeting. The report noted that during the Review period, October 1, 2021 through September 30, 2022, the Fund did not experience unusual stress or disruption to its operations related to purchase and redemption activity. It further noted that during the Review Period the Fund held adequate levels of cash and highly liquid investment to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program had been effectively implemented during the Review Period.

MD&A–3

Disclosure Regarding Fund Directors and Officers (Unaudited)

**Disinterested Persons Also Known as Independent Directors**

Name, Age,
Position with
Fund and Term
of Office(1)	Principal Occupation(s) and Directorships*
Daniel J. Brabec	Mr. Brabec was a Director of Spectrum Financial Services, Inc.
Age: 64	in Omaha, Nebraska from 1999 to 2020 and currently serves as
Senior Vice President of Spectrum. He has directly managed
Director	real estate and commercial credit assets for a number of
(2015 – 2023)	affiliates of Spectrum Financial Services, Inc. since January
2009. Prior to that, he served as a Director of Great Western
Bank, Omaha, Nebraska and was its Chief Executive Officer and
President from 2001 until its sale in 2008, and served as
Controller for Great Western Bancorporation in an interim role from 1999 to 2001. He began his career in banking in 1985
joining Pioneer Bank, St Louis, Missouri after three years with
Control Data Corporation and served as Executive Vice
President, Security Officer and Director of Rushmore Bank and
Trust, Rapid City, South Dakota from 1993 to 1999. Mr. Brabec has been determined to be an “audit committee financial
expert” within the meaning of the Sarbanes Oxley Act of 2002 and the regulations related thereto by the Fund’s Board
of Directors.

Nathan Phillips	Mr. Dodge was elected Vice Chairperson of the Fund in
Dodge III	November 2021. Mr. Dodge also is the CEO and Chairman of NP
Age: 59	Dodge Company, and prior to that position, served as
President. He has worked at NP Dodge Company since October,
Vice Chairperson	1993. Mr. Dodge is also a principal officer and director of a
(2021 – 2023)	number of subsidiary and affiliated companies in Lauritzen
Corp. since 2008 and of First State Bank of Loomis since 2003.
Director
(2010 – 2023)

Greg Harris	Mr. Harris was elected February 15, 2022, to serve as a director
Age: 47	of the Fund. Mr. Harris is the President and CEO of Quantum
Workplace, Inc., a Software-as-a-Service provider located in
Director	Omaha, Nebraska. Quantum Workplace partners with
(2022 - 2023)	organizations to measure the strength of their leaders, people and culture. Mr. Harris has been with Quantum since 2003.
Prior to joining Quantum Workplace, Harris founded a research firm specializing in the measurement of employee and client
loyalty among financial companies.

MD&A–4

Name, Age,
Position with
Fund and Term
of Office(1)	Principal Occupation(s) and Directorships*
Jeffrey C. Royal	Mr. Royal is the President and CEO of Dundee Bank, a
Age: 46	community bank located in Omaha , Nebraska. He has served
in that position since January 2006. Prior to joining Dundee
Director	Bank, he was Second Vice President of First National Bank of
(2018 – 2023)	Omaha. Mr. Royal became a Director of Nicholas Financial, Inc.
in 2017, a publicly traded company, a Director of Boston
Omaha Corporation in 2019, a publicly traded company, and
also serves as the Chairperson and a director of Mackey Banco,
Inc. (the holding company for Dundee Bank) and as a director of Brunswick State Bank. He also served as a director of both
Tri-Valley Bank and Eagle State Bank since 2009 and 2013,
respectively. Those banks merged in January 2021, and Mr.
Royal now serves as the non-executive Chairman of the
combined entities, operating as Riverstone Bank. Mr. Royal has been determined to be an “audit committee financial expert”
within the meaning of the Sarbanes Oxley Act of 2002 and the regulations related thereto by the Fund’s Board of Directors.

Kelly A. Walters	Kelly A. Walters is currently a partner with Aspect Venture
Age: 62	Partners, an affiliate of Kuehl Capital Holdings. He also
operates a business named Outdoor Lifestyle Suppliers, Inc.
Director	where he is the owner and CEO. Prior to those positions,
(2013 – 2023)	Mr. Walters was the President and Chief Executive Officer of
Condor Hospitality Trust, Inc. (formerly, Supertel Hospitality,
Inc.), a NASDAQ listed hospitality real estate investment trust based in Norfolk, Nebraska (Condor), from April 2009 through
February 2015. Prior to joining Condor, Mr. Walters was the
Senior Vice President of Capital Markets at Investors Real
Estate Trust from October 2006 to March 2009. Prior to IRET,
Mr. Walters was a Senior Vice President and Chief Investment
Officer of Magnum Resources, Inc., a privately held real estate investment and operating company, from 1996 to 2006. Prior to
Magnum, Mr. Walters was a Deputy Manager of Brown Brothers
Harriman from 1993 to 1996, an Investment Manager at Peter
Kiewit Sons, Inc. from 1985 to 1993, and a stockbroker at Piper,
Jaffray and Hopwood from 1983 to 1985. Mr. Walters has been
determined to be an “audit committee financial expert” within the meaning of the Sarbanes Oxley Act of 2002 and the
regulations related thereto by the Fund’s Board of Directors.

MD&A–5

Name, Age,
Position with
Fund and Term
of Office(1)	Principal Occupation(s) and Directorships*
Lyn Wallin	Ms. Wallin Ziegenbein was elected Chairperson of the Board
Ziegenbein	and Lead Independent Director in November 2021. She is also
Age: 70	an attorney and currently serves as the Executive Director
Emerita of the Peter Kiewit Foundation, a private foundation
Director	awarding charitable grants throughout Nebraska and portions
(2013 – 2023)	of Iowa and Wyoming, since January 2014, and served as the
Executive Director of the Peter Kiewit Foundation from March
Chairperson	1984 to December 2013. Commencing in 2017, Ms. Wallin
(2021 – 2023)	Ziegenbein also serves the Manager of Future Forward, LLC, an
Omaha based investor group, and New North Makerhood, Inc.,
Vice Chairperson	a nonprofit organization, together these entities are
(2018 – 2021)	developing property in downtown Omaha, Nebraska for the
purpose of creating an “arts and trades” district. Since 2015, she has been a private philanthropy consultant. Ms. Wallin
Ziegenbein has served on the Board of Directors of Assurity Life
Insurance Company since 1984 and served on the Board of
Lamp Rynearson Engineering until December 31, 2017.
Previously, Ms. Wallin Ziegenbein served on the Federal Reserve
Bank of Kansas City’s Omaha Branch Board of Directors from
2006 to 2011. Ms. Wallin Ziegenbein’s prior experience also
includes serving as a director of Norwest Bank Nebraska and
Lincoln Telephone and Telegraph. Ms. Wallin Ziegenbein also
served as an Assistant United States Attorney for Nebraska from
1978 to 1982. Ms. Wallin Ziegenbein has been designated as the
Lead Independent Director of the Fund.

*	Except as otherwise indicated, each individual has held the position shown or other positions in the same company for the last five years.
(1)
As previously disclosed, the Fund reorganized after the close of business on December 30, 2022, and in connection with the Reorganization, the Fund intends to dissolve and wind-up its operations in February 2023. The Fund Officers and Directors will no longer serve in such roles after the date of dissolution.

The address for all Fund Directors is, P.O. Box 542021, Omaha, Nebraska 68154

MD&A–6

Interested Person Directors and Officers

The following Directors and Officers are interested persons of the Fund. The determination of an interested person is based on the definition in Section 2(a)(19) of the Investment Company Act of 1940 and Securities and Exchange Commission Release (Release No. IC-24083, dated October 14, 1999), providing additional guidance to investment companies about the types of professional and business relationships that may be considered to be material for purposes of Section 2(a)(19).

Name, Age,
Position with
Fund and Term
of Office(1)	Principal Occupation(s) and Directorships*
Edson L.	Since December 2000, Mr. Bridges had been President, Chief
Bridges III, CFA	Executive Officer, and Director of Bridges Investment
Age: 64	Management, Inc. He remains CEO and Director of Bridges
Investment Management but in 2022 relinquished his duties as
President	President. From August of 1983 to December of 2022, Mr.
(1997 – 2023)	Bridges was a full-time member of the professional staff of
Bridges Investment Counsel, Inc. where he served as
Chief Executive	Executive Vice President since 1993. Mr. Bridges has been
Officer	responsible for securities research and the investment
(2004 – 2023)	management for an expanding base of discretionary
management accounts, including the Fund, for more than 38 years.
Director	Mr. Bridges was elected President of Bridges Investment Fund,
(1991 – 2023)	Inc. on April 11, 1997, and he assumed the position of Portfolio
Manager at the close of business on that date. Mr. Bridges
became Chief Executive and Investment Officer of the Fund on
April 13, 2004. Mr. Bridges is the President and CEO of Bridges
Trust Company and Bridges Trust Company South Dakota, and
since 2017, a Director of Bridges Holding Company. Mr. Bridges
served as a Director of Stratus Fund, Inc., an open-end,
regulated investment company located in Lincoln, Nebraska
from 1990 to 2016, and was previously Chairperson of the Audit
Committee of the Stratus Fund.

Robert W.	Mr. Bridges is a Senior Managing Director, Chief Investment
Bridges, CFA	Officer and Head of Equity at Sterling Capital Management
Age: 56	LLC. Sterling Capital Management LLC, located in Charlotte,
North Carolina, is an investment management company
Director	founded in 1970. Mr. Bridges began his service with Sterling
(2007 – 2023)	Capital Management, LLC in 1996 and served in various roles
including client service, systems integration, and compliance before joining the equity research team in 2000 and from 2000-
2014 served as Director and Senior Equity Analyst. Mr. Bridges also served various Bridges entities in the following positions: a
Director of Bridges Investment Counsel, Inc. since December
2006, a Director of Bridges Trust Company since 2007, and a
Director of Bridges Holding Company since 2017. Prior to
joining Sterling, Mr. Bridges served in accounting, research analysis and several other roles for Bridges Investment
Counsel, Inc. for six years and was elected President in 2021.
Mr. Bridges earned his B.S. in Business from Wake Forest
University, and became a CFA charter holder in 2003.

MD&A–7

Additional Officers of the Fund

Name, Age,
Position with
Fund and Term
of Office(1)	Principal Occupation(s) and Directorships*
Nancy K. Dodge	Ms. Dodge has been an employee of Bridges Investment
Age: 61	Management, Inc. since 1994, where she serves as a Vice
President. After joining Bridges Investment Counsel, Inc. in
Treasurer	January of 1980, her career progressed through the accounting
(1986 – 2023)	department of that Firm, to her present position as Vice
President. Ms. Dodge is the person primarily responsible for
Chief Compliance	overseeing day to day operations for the Fund, and she is also
Officer	the key person for handling relations with shareholders, the
(2006 – 2023)	custodian bank, transfer agent, and the independent
registered public accounting firm. She was appointed Chief
Secretary	Compliance Officer of the Fund, as of November 21, 2006, and
(2017 – 2023)	Secretary of the Fund as of October 1, 2017. Ms. Dodge is a
Vice President for Bridges Trust Company, and Bridges Trust
Company South Dakota.
Name, Age,
Position with
Fund and Term
of Office	Principal Occupation(s) and Directorships*
Brian	Mr. Kirkpatrick has been an employee of Bridges Investment
Kirkpatrick, CFA	Management since 1994 and has been a full-time member of
Age: 51	the professional staff of Bridges Investment Management, Inc.,
r	esponsible for securities research, and the investment
Executive	management for an expanding base of discretionary
Vice President	management accounts, including the Fund, for more than
(2006 – 2023)	20 years. Mr. Kirkpatrick serves as a Senior Vice President and
Director of Bridges Investment Management and Senior Vice
Vice President	President for Bridges Trust Company and Bridges Trust Company
(2000 – 2006)	South Dakota. Having joined Bridges Investment Counsel, Inc.
on August 24, 1992, he served as a Senior Vice President until
2017. Mr. Kirkpatrick was appointed Sub Portfolio Manager of the Fund on April 12, 2005.

(1)
As previously disclosed, the Fund reorganized after the close of business on December 30, 2022, and in connection with the Reorganization, the Fund intends to dissolve and wind-up its operations in February 2023. The Fund Officers and Directors will no longer serve in such roles after the date of dissolution.

MD&A–8

Item 27(b)(7)(i)

This item requires a discussion of those factors, including relevant market conditions and the investment strategies and techniques pursued by the Fund’s investment adviser that materially affected the performance of the Fund during the most recently completed fiscal year. The investment performance for 2022, the most recently completed fiscal year, was a -28.75% total return with cash and capital gain distributions reinvested in shares of capital stock in the Fund.

The relevant market conditions and the investment strategies pursued by the Fund’s investment adviser that materially affected the performance of the Fund during the most recently completed fiscal year are fully described on pages one through six of the Shareholder Letter, which is a part of the Annual Report.

Item 27(b)(7)(ii)

The Fund is required to provide a line graph comparing the initial account value and subsequent account values at the end of each of the most recently completed ten fiscal years of the Fund, assuming a $10,000 investment in the Fund at the beginning of the first fiscal year to the same investment over the same periods in an appropriate broad-based securities market index. In a table placed within or contiguous to the graph, the Fund’s average annual total returns for the one, five, and ten-year periods ended on the last day of the most recent fiscal year, computed in accordance with applicable SEC regulations and guidelines, are provided.

This line graph appears on page MD&A-9. The information on the line graph is set forth without amplifying commentary. However, the interpretative discussion that precedes and follows in this section of the Annual Shareholder Report for 2017 is an integral part of the overall presentation concerning investment performance.

The assumptions for the preparation of data to compute performance for the Standard & Poor’s 500 Composite Index and for Bridges Investment Fund, Inc., along with other items of information and analysis, appear on pages MD&A-9.

The Standard & Poor’s 500 Composite Stock Index was chosen as the appropriate broad-based market index for comparison with our Fund for the purpose of benchmarking the results of a 100% common stock investment as an alternative to an investment in our Fund. Common stocks have ranged between 90.6% to 99.4% of total market value in the Fund’s portfolio over the last decade. This observation means that our Fund’s investment record in the typical year is unlikely to match, exactly, results of a securities investment in the Standard & Poor’s 500 Composite Index because the same degree of risk/reward has not been assumed by the Fund. Nevertheless, the S&P 500 has the best data for tracking the general price trends for large capitalization and widely owned stocks; a representative list of which is held by our Fund.

MD&A–9

AVERAGE ANNUAL TOTAL RETURN
1 YEAR	5 YEAR	10 YEAR
(28.75)%	7.61%	10.65%

The Fund’s past performance is not an indication of how the Fund will perform in the future. The performance information presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
BRIDGES INVESTMENT FUND, INC. AND
THE STANDARD AND POORS 500 INDEX

INFORMATION SUPPORTING AND SETTING
QUALIFICATIONS FOR INVESTMENT RETURNS

Assumptions

1.	The initial investment was made at the public offering price last calculated on the business day before the first day of the first fiscal year.

2.	The subsequent account values are based on the net asset values of the Fund last calculated on the last business day of the first and each subsequent fiscal year.

3.	The calculation for the final account value assumes the account was closed and the redemption was at the price last calculated on the last business day of the most recent fiscal year.

4.
All dividends and capital gains distributions by the Fund were reinvested at the price on the reinvestment dates. The dividend for the Standard & Poor’s 500 Composite Index for the previous quarter was invested at the month-end price closest to the reinvestment date for the Fund.

MD&A–10

Appropriate Index

The Fund is to select an “appropriate broad-based securities market index” that is administered by an organization that is not an affiliated person of the Fund or its investment adviser. The securities index chosen must be adjusted to reflect reinvestment of dividends on securities in the index, but not the expenses of the Fund.

Use of Additional Indexes

The Fund does not utilize any other index outside of the S&P 500.

Item 27(d)(3)

The Fund files its complete schedule of portfolio holdings with the SEC for the First and Third Quarters of each fiscal year on Part F of Form N-PORT, which is available on the SEC’s website at http://www.sec.gov or can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.) These reports can also be obtained from the Fund by sending an e-mail to fund@bridgesinv.com or calling 1-800-939-8401.

Item 27(d)(4) & (5)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and a report on how the Fund voted such proxies during the 12-month period ended June 30, 2022 can be obtained at the Fund’s website at www.bridgesfund.com or by calling 1-800-939-8401, or from the SEC’s website at http://www.sec.gov.

Additional Disclosures

Shareholder Notification of Federal Tax Status (Unaudited) – The Bridges Investment Fund did not declare any dividends during the fiscal year ended December 31, 2022.

The Bridges Investment Fund designates 0% of ordinary distributions as short-term gain distributions under Internal Revenue code Section 871(k)(2)(c).

Information to Be Filed in N-CSR Report – The Securities and Exchange Commission requires specific certifications by the Fund’s principal officers with every report on Form N-CSR. The Fund’s President, Executive Vice-President, and Chief Compliance Officer/Secretary/Treasurer will provide his or her certification on a separate document, which certification will be filed as an exhibit to the Fund’s Form N-CSR. Form N-CSR includes certain additional items of information to be reported, including; Item 2, Code of Ethics; Item 3, Audit Committee Financial Expert; Item 4, Principal Accountant Fees and Services; Item 6, Schedule of Investments; Item 10, Submission of Matters to Vote of Security Holders; Item 11, Controls and Procedures; and Item 12, Exhibits. The Fund’s report on Form N-CSR is available, without charge, at the SEC’s website at http://sec.gov, and is also available, without charge, upon request to the offices of the Fund at 1.800.939.8401.

MD&A–11

Dissolution and Winding Up.

The Fund’s Board of Directors previously approved the Reorganization Agreement and the Fund shareholders approved the Reorganization Agreement and the subsequent liquidation, termination, and dissolution of the Fund at a meeting held on December 7, 2022. The Reorganization process commenced after the close of business on December 30, 2022, and on January 3, 2023, all of the shares of the Fund had been exchanged for shares in Acquiring Fund. In February 2023, the Fund will file Articles of Dissolution formally dissolving the Fund and winding up all operations.

Respectfully Submitted,

Edson L. Bridges III
President and Chief Executive and Investment Officer

BRIDGES INVESTMENT FUND, INC.
P.O. Box 542021
Omaha, Nebraska 68154

Telephone  402-397-4700
Facsimile  402-397-1555

Directors

Daniel J. Brabec	Jeffrey C. Royal
Edson L. Bridges III	Greg Harris
Robert W. Bridges	Kelly A. Walters
Nathan Phillips Dodge III	Lyn Wallin Ziegenbein

Officers

Lyn Wallin Ziegenbein	Chairperson and Lead Independent Director
Edson L. Bridges III	President and Chief Executive and
Investment Officer
Nathan Phillips Dodge III	Vice Chairperson
Brian M. Kirkpatrick	Executive Vice President
Nancy K. Dodge	Secretary, Treasurer and Chief Compliance
Officer

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, Wisconsin 53202

Corporate Counsel	Counsel to Independent Directors

Baird Holm LLP	Husch Blackwell LLP
Attorneys at Law	13330 California Street
1700 Farnam Street	Suite 200
Suite 1500	Omaha, Nebraska 68154
Omaha, Nebraska 68102

Distributor

Quasar Distributors, LLC
111 East Kilbourn Avenue
Suite 2200
Milwaukee, Wisconsin 53202

BI-ANNU 12/31/22

(b)	Notice pursuant to Rule 30e-3

Not Applicable

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s president and treasurer.  The registrant has amended its code of ethics on November 16, 2021.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they provide a written request to the office of the Fund, Attention: Nancy Dodge, 13333 California Street, Suite 500, Omaha, NE 68154. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that there are three audit committee financial experts serving on its audit committee.  Daniel J. Brabec, Jeffrey C. Royal and Kelly A. Walters are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2022	FYE 12/31/2021
( a ) Audit Fees	$14,500	$14,000
( b ) Audit-Related Fees	$ -	$ -
( c ) Tax Fees	$3,500	$3,500
( d ) All Other Fees	$800.00	$ -

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. to non-audit services pursuant to waiver of pre-approval requirement was as follows:

	FYE 12/31/2022	FYE 12/31/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.  The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2022	FYE 12/31/2021
Registrant	$ -	$ -
Registrant’s Investment Adviser	$ -	$ -

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors.

Item 11. Controls and Procedures.

(c)
The registrant’s president, executive vice president, and treasurer/principal financial officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(d)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  A copy of the registrant’s Code of Ethics is filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4)	Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    Bridges Investment Fund, Inc.

By (Signature and Title)*    /s/Edson L. Bridges III
Edson L. Bridges III, President, CEO, CIO

Date    March 7, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Edson L. Bridges III
Edson L. Bridges III, President, CEO, CIO

Date    March 7, 2023

By (Signature and Title)*    /s/Brian M. Kirkpatrick
Brian M. Kirkpatrick, Executive Vice President

Date    March 7, 2023

By (Signature and Title)*    /s/Nancy K. Dodge
Nancy K. Dodge, Secretary, Treasurer, CCO,
Principal Financial Officer

Date    March 7, 2023

* Print the name and title of each signing officer under his or her signature.